EXHIBIT 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James V. Caruso, President and Chief Executive Officer, Cellectar Biosciences, Inc., certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of Cellectar Biosciences, Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ James V. Caruso
Date: April 30, 2026	James V. Caruso
President and Chief Executive Officer